Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Section 240.14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Templeton Emerging Markets Income Fund
(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

TEMPLETON EMERGING MARKETS INCOME FUND

IMPORTANT SHAREHOLDER INFORMATION

     These materials are for the Annual Meeting of Shareholders (the “Meeting”) scheduled for March 2, 2012, at 12 Noon, Eastern time. The enclosed materials discuss the proposals (the “Proposals” or each, a “Proposal”) to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Emerging Markets Income Fund (the “Fund”). If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on one Proposal but not all Proposals, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted FOR such Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR the Proposals.

     We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

     We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN® (1-800-342-5236).

[THIS PAGE INTENTIONALLY LEFT BLANK]

January 6, 2012

     Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own. If you have any questions, call Fund Information at 1-800/DIAL BEN® (1-800-342-5236).

[THIS PAGE INTENTIONALLY LEFT BLANK]

TEMPLETON EMERGING MARKETS INCOME FUND

PROXY STATEMENT

/INFORMATION ABOUT VOTING

Who is asking for my vote?

     The Board of Trustees of Templeton Emerging Markets Income Fund (the “Fund”), in connection with the Fund’s Annual Meeting of Shareholders (the “Meeting”), has requested your vote.

Who is eligible to vote?

     Shareholders of record at the close of business on December 16, 2011, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy statement, and the proxy card were first mailed to shareholders of record on or about January 6, 2012.

On what issues am I being asked to vote?

You are being asked to vote on two Proposals:

1. The election of four Trustees of the Fund; and

2. The ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2012.

How do the Fund’s Trustees recommend that I vote?

     The Trustees unanimously recommend that you vote FOR the election of the four nominees and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund.

How do I ensure that my vote is accurately recorded?

     You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

     Proxy cards that are properly signed dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals, your proxy will be voted as you indicate. With respect to any Proposal for which you do not specify a vote, your proxy will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on either Proposal 1 or 2, your shares will be voted FOR the election of all nominees as Trustee and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund.

May I revoke my proxy?

     You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

     If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

PROPOSAL 1: ELECTION OF TRUSTEES

How are nominees selected?

     The Board of Trustees of the Fund (the “Board” or the “Trustees”) has a Nominating Committee consisting of Edith E. Holiday (Chairperson), Frank J. Crothers and Frank A. Olson, none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Fund are referred to as the “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as the “Interested Trustees.”

     The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

     When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

     The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

     The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was included in the Fund’s proxy statement for its 2011 Annual Meeting of Shareholders.

Who are the nominees and Trustees?

     The Board is divided into three classes. Each class has a term of three years. Each year, the term of office of one class expires. This year, the terms of four Trustees expire. Ann Torre Bates, David W. Niemiec, Larry D. Thompson and Robert E. Wade have been nominated for three-year terms, set to expire at the 2015 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified. All of the nominees are currently members of the Board and are deemed to be Independent Trustees. In addition, all of the current nominees and Trustees are also directors or trustees of other investment companies within the Franklin Templeton Investments fund complex.

     Interested Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned holding company, the principal stockholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who each owned approximately 16.7% of its outstanding shares as of August 31, 2011. The shares deemed to be beneficially owned by Charles B. Johnson include certain shares held by two private charitable foundations, of which he disclaims beneficial ownership. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Trustee and Vice President of the Fund, and Gregory E. Johnson, Trustee of the Fund, are father and son. Rupert H. Johnson, Jr., Vice President of the Fund, is the brother of Charles B. Johnson and the uncle of Gregory E. Johnson. There are no other family relationships among the Trustees or nominees for Trustee.

     Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Trustees.

     In addition to personal qualities, such as integrity, in considering candidates for the Fund Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidence that such person has the ability to comprehend, discuss and critically analyze materials and issues presented, in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Trustee’s duties and fiduciary obligations. Information on the business activities of the nominees and other Trustees during the past five years and beyond appears below and it is believed that the specific background of each Trustee evidences such ability and is appropriate to his or her serving on the Fund’s Board. As indicated, Harris J. Ashton and Frank A. Olson have both served as chief executive officers of NYSE listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; David W. Niemiec and Ann Torre Bates each have been chief financial officers of major corporations; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; Robert E. Wade has over thirty years of experience as a practicing attorney; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Frank J. Crothers has served as the chief executive officer of several foreign closely held corporations; and Charles B. Johnson and Gregory E. Johnson are both high ranking executive officers of Resources.

     Listed below with the business activities of the nominees and Trustees are their names and years of birth, their positions and length of service with the Fund and the number of portfolios in the Franklin Templeton Investments fund complex that they oversee.

Nominees for Independent Trustee to serve until 2015 Annual Meeting of Shareholders:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Trustee*	Other Directorships Held During the Past Five Years
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301	Trustee	Since 2005	32	Emeritus Corporation (assisted living) (1999–2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006–2010).

Principal Occupation During Past 5 Years and Beyond:
Advisor, Saratoga Partners (private equity fund); and **formerly**, Managing Director, Saratoga Partners (1998–2001) and SBC Warburg Dillon Read (investment banking) (1997–1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991–1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982–1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301	Trustee	Since 2005	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).

Principal Occupation During Past 5 Years and Beyond:
John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly**, Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004–2011); Senior Fellow of The Brookings Institution (2003–2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001–2003).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301	Trustee	Since 2006	42	El Oro Ltd (investments).

Principal Occupation During Past 5 Years and Beyond:
Attorney at law engaged in private practice (1973–2009) and member of various boards.

Independent Trustees serving until 2014 Annual Meeting of Shareholders:

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301	Trustee	Since 1993	132	Bar-S Foods (meat packing company) (1981–2010).

Principal Occupation During Past 5 Years and Beyond:
Director of various companies; and **formerly**, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

5

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Trustee*	Other Directorships Held During the Past Five Years
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years and Beyond:
Director or Trustee of various companies and trusts; and **formerly**, Assistant to the President of the United States and Secretary of the Cabinet (1990–1993); General Counsel to the United States Treasury Department (1989–1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison—United States Treasury Department (1988–1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).

Principal Occupation During Past 5 Years and Beyond:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly**, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991–2006).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301	Trustee	Since 1999	25	None

Principal Occupation During Past 5 Years and Beyond:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987–present); director of various nonprofit organizations; and **formerly**, Cardiology Fellow, University of Maryland (1985–1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982–1985).

Independent Trustees serving until 2013 Annual Meeting of Shareholders:

Frank J. Crothers (1944) 300 S.E. 2nd Street Fort Lauderdale, FL 33301	Trustee	Since 1999	25	Fortis, Inc. (utility holding company) and AML Foods Limited (retail distributors).

Principal Occupation During Past 5 Years and Beyond:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and **formerly**, Chairman, Atlantic Equipment and Power Ltd. (1977–2003).

6

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.

** Charles B. Johnson and Gregory E. Johnson are “interested persons” of the Fund as defined by the 1940
Act. The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of trustees.
Charles B. Johnson is considered an interested person of the Fund due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Fund’s investment manager, and his position with the Fund. Gregory E. Johnson is considered an interested person of the Fund due to his position as an officer, director and shareholder of Resources. Charles B. Johnson is the father of Gregory E.
Johnson. The remaining Trustees of the Fund are Independent Trustees.

     The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton Investments fund complex beneficially owned by the Trustees as of December 16, 2011:

(1)	Dollar range based on NYSE closing price on December 16, 2011.

How often do the Trustees meet and what are they paid?

     The role of the Trustees is to provide general oversight of the Fund’s business and to ensure that the Fund is operated for the benefit of all of the Fund’s shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance, and will meet more frequently as necessary. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund’s investment manager (the “Investment Manager”), and various other service providers.

     The Fund’s Independent Trustees constitute the sole independent Board members of 14 investment companies in the Franklin Templeton Investments fund complex for which each Independent Trustee currently is paid a $155,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled Board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation also may be paid for attendance at specially called Board meetings. The Fund’s Lead Independent Trustee is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and such other investment companies receive a flat fee of $3,000 per Audit Committee meeting attended in person and $2,000 per Audit Committee telephonic meeting attended, a portion of which is allocated to the Fund. The Chairman of the Audit Committee of the Fund and such other investment companies receives an additional fee of $15,000 per year, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a regularly scheduled Board meeting.

During the fiscal year ended August 31, 2011, there were five meetings of the Board, four meetings of the
Audit Committee, and three meetings of the Nominating Committee. Each Trustee then in office attended at least
75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Fund does not currently have a formal policy regarding Trustees’ attendance at the annual shareholders’ meeting. No Trustees attended the Fund’s last annual meeting held on February 25, 2011.

Independent Trustees are also reimbursed for expenses incurred in connection with Board meetings. The
Interested Trustees and certain officers of the Fund who are shareholders of Resources are not compensated by the Fund for their services, but may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton
Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers and the
Interested Trustees. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in the Franklin Templeton Investments fund complex. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable
Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

(1) Compensation received for the fiscal year ended August 31, 2011.
(2) Compensation received for the 12 months ended September 30, 2011.
(3) We base the number of boards on the number of U.S. registered investment companies in the Franklin
Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton
Investments currently includes 46 U.S. registered investment companies, with approximately 149 U.S. based funds or series.
(4) Ms. Bates and Mr. Wade also are independent trustees of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on
February 27, 1998, were valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, years of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during the past five years.

Name, Year of Birth and Address	Position	Length of Time Served
Charles B. Johnson	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 1995 and Vice President since 1993
Please refer to the table "Interested Trustees serving until 2013 Annual Meeting of Shareholders" for additional information about Mr. Charles B. Johnson.		
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer—Investment Management	Since 2002
Principal Occupation During Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.		
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer—Finance and Administration	Since 2009
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly**, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003–2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997–2003); and Vice President, Franklin Templeton Services, LLC (1997–2003).		

10

Name, Year of Birth and Address	Position	Length of Time Served
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President—AML Compliance	Chief Compliance Officer since 2004 and Vice President—AML Compliance since 2006

Principal Occupation During Past 5 Years and Beyond:
Director, Global Compliance, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009

Principal Occupation During Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1996

Principal Occupation During Past 5 Years:
Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301	Vice President and Secretary	Vice President since 2009 and Secretary since 2004

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2005

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004–2005); and General Counsel, Investment Company Institute (ICI) (1997–2004).

11

Name, Year of Birth and Address	Position	Length of Time Served
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000–2004).		
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2000
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.		
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.		
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.		
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301	Vice President and Assistant Secretary	Vice President since 2011 and Assistant Secretary since 2001
Principal Occupation During Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc., Vice President and Assistant Secretary, Templeton Investment Counsel, LLC and officer of 45 of the investment companies in Franklin Templeton Investments.		

12

PROPOSAL 2:	RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTNG FIRM

How are independent auditors selected?

     The Board has a standing Audit Committee currently comprised of David W. Niemiec (Chairman), Ann Torre Bates, Frank J. Crothers and Constantine D. Tseretopoulos, all of whom are Independent Trustees and considered to be “independent” as that term is defined by the NYSE’s listing standards. The Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“independent auditors”), including evaluating their independence, recommending the selection of the Fund’s independent auditors to the full Board, and meeting with such independent auditors to consider and review matters relating to the Fund’s financial reports and internal auditing.

Which independent auditors did the Board select?

     The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Fund for the current fiscal year. PwC has examined and reported on the fiscal year-end financial statements dated August 31, 2011, and certain related SEC filings. You are being asked to ratify the Board’s selection of PwC for the current fiscal year ending August 31, 2012. Services to be performed by the independent auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the SEC.

     The selection of PwC as the independent auditors for the Fund for the fiscal year ending August 31, 2012, was recommended by the Audit Committee and approved by the Board on October 18, 2011. PwC’s reports on the financial statements of the Fund for the fiscal years for which it has served as auditors did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

     The Audit Committee and the Board have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

     Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $50,422 for the fiscal year ended August 31, 2011, and $46,344 for the fiscal year ended August 31, 2010.

     Audit-Related Fees. There were no fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund’s financial statements and not reported under “Audit Fees” above for the fiscal years ended August 31, 2011, and August 31, 2010.

     In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the

Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. For the fiscal years ended August 31, 2011, and August 31, 2010, there were no fees paid to PwC for such services.

     In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $85,000 for the fiscal year ended August 31, 2011, and $0 for the fiscal year ended August 31, 2010. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and the application of the local country tax laws to investments made by various Franklin Templeton funds.

     All Other Fees. The aggregate fees paid for products and services provided by PwC to the Fund, other than the services reported above, were $290 for the fiscal year ended August 31, 2011 and $0 for the fiscal year ended August 31, 2010. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

     In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $144,510 for the fiscal year ended August 31, 2011, and $0 for the fiscal year ended August 31, 2010. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

     Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services provided by PwC to the Fund, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $229,800 for the fiscal year ended August 31, 2011, and $0 for the fiscal year ended August 31, 2010. The aggregate non-audit fees for the fiscal year ended August 31, 2011, include the amounts shown under Tax Fees (including services provided to the Investment Manager and its control entities ($85,000)) and All Other Fees ($290) (including services provided to the Investment Manager and its control entities ($144,510)).

     The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund is compatible with maintaining PwC’s independence.

     Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

     Audit Committee Charter. The Board has adopted and approved a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. A copy of the charter was included in the Fund’s proxy statement for its 2011 Annual Meeting of Shareholders.

     As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s independent auditors, to discuss the financial statements.

     Audit Committee Report. The Audit Committee received the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to PwC’s retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the Fund’s accounting principles.

     Based on its review and discussions with management and PwC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2011, for filing with the SEC.

/ADDITIONAL INFORMATION ABOUT THE FUND’S BOARD OF TRUSTEES

     Board Role in Risk Oversight. The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of the Board meets regularly with the Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

     With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.

     With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

     With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC requirements, the Independent Trustees meet regularly in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

     The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. The presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

     Board Structure. Seventy-five percent or more of the Fund’s Board members consist of Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

     The Investment Manager. The Investment Manager of the Fund is Franklin Advisers, Inc., a California corporation with offices at One Franklin Parkway, San Mateo, California 94403-1906. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

     The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is
BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015.

The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn,
New York 11245.

Other Matters. The Fund’s latest audited financial statements and annual report for the fiscal year ended
August 31, 2011, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN® (1-800-342-5236)
or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg,
Florida 33733-8030.

Principal Shareholders. As of December 16, 2011, the Fund had 47,557,899 shares outstanding and total net assets of $710,250,563.74. The Fund’s shares are listed on the NYSE (NYSE: TEI). From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund’s management, as of December 16,
2011, there were no other entities holding beneficially or of record more than 5% of the Fund’s outstanding shares.

In addition, to the knowledge of the Fund’s management, as of December 16, 2011, no nominee or Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund’s offices, 300 S.E.
2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary. The correspondence will be given to the
Board for review and consideration.

Solicitation of Proxies. Your vote is being solicited by the Trustees. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their reasonable expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the
Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that current NYSE Rules permit the broker-dealers to vote on the Proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

     Quorum. A majority of the Fund’s shares entitled to vote—present in person or represented by proxy—constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

     Method of Tabulation. Provided a quorum is present or represented at the Meeting, Proposal 1, the election of Trustees, requires the affirmative vote of a plurality of the Fund’s shares present in person or represented by proxy and voting on the proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of (i) sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, but may have the effect of an “against” vote on Proposal 2.

     Simultaneous Meetings. The Meeting is to be held at the same time as the annual meetings of shareholders of Templeton Emerging Markets Fund and Templeton Global Income Fund. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

     Adjournment. The Chairman of the Board or an authorized officer of the Fund for the Meeting, or the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, may adjourn the Meeting from time to time. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposals, or for any other reason consistent with Delaware law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules and the Fund’s proxy statement for the 2011 annual meeting.

     Shareholder Proposals. The Fund anticipates that its 2013 Annual Meeting of Shareholders will be held on or about February 22, 2013. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the 2013 Annual Meeting of Shareholders must send such written proposal to the Fund’s offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received no later than September 8, 2012 in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.

     A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by September 8, 2012, as described above, may nonetheless present a proposal at the Fund’s 2013 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing at the Fund’s offices, of such proposal not earlier than September 25, 2012 and not later than October 25, 2012. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders’ meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2013 Annual Meeting of Shareholders, the persons designated as proxies for the 2013 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund’s offices by November 22, 2012. A shareholder proposal may be presented at the 2013 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law. In addition to the requirements set forth above, a shareholder must comply with the following:

     1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement and in the Fund’s By-Laws; and (iii) have been a shareholder of record at the time the shareholder’s notice was received by the Secretary of the Fund.

     2. A notice regarding a nomination for the election of a Trustee shall set forth in writing (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

     3. A notice regarding a business proposal shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Fund.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

January 6, 2012

TLTEI PROXY 01/12

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 2, 2012

The Fund's Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at http://www.altmangroup.com/docs/tei. The form of Proxy on the Internet site cannot be used to cast your vote.

FRANKLIN TEMPLETON INVESTMENTS

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Telephone and Internet voting are available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

TELEPHONE
1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

OR

INTERNET
http://www.proxyvoting.com/tei

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site, or vote your proxy through ISD at: www.bnymellon.com/shareowner/equityaccess

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

WO#
11445

▼ **FOLD AND DETACH HERE** ▼

Please mark your votes as indicated in this example ☒

The Board of Trustees unanimously recommends a vote FOR the Proposals.

Proposal 1 – Election of Trustees.	FOR all nominees listed (except as marked below)	WITHHOLD AUTHORITY to vote for all nominees listed
Nominees: 01 Ann Torre Bates, 02 David W. Niemiec, 03 Larry D. Thompson, 04 Robert E. Wade	☐	☐

To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

____

	YES	NO
I PLAN TO ATTEND THE MEETING.	☐	☐

Mark Here for Address Change or Comments ☐

Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated.

Signature(s): ______________________________ **Dated:** __________, 2012

Visit us on the Web at http://www.bnymellon.com/shareowner/equityaccess For Technical Assistance call 1-877-978-7778 between 9am-7pm Monday-Friday, Eastern Time

www.bnymellon. Investor m/shareowner/equityaccess ServiceDirect®
Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

FOLD AND DETACH HERE

TEMPLETON EMERGING MARKETS INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS – MARCH 2, 2012

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Emerging Markets Income Fund (the “Fund”) and appoints KIMBERLY H. NOVOTNY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the “Meeting”) to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 at 12 Noon, Eastern time, on March 2, 2012, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

This Proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR Proposal 1 (including all nominees for trustee) and Proposal 2. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be signed on the other side)

WO#

11445